SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.  N/A )

Filed by the registrant  [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [ ]  Preliminary proxy statement
     [X]  Definitive proxy statement
     [ ]  Definitive additional materials
     [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                ISLANDS BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
     [X]     No  fee  required
     [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transactions applies:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

     (5) Total fee paid:
--------------------------------------------------------------------------------
     [ ]     Fee  paid  previously  with  preliminary  materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

     (3) Filing Party:
--------------------------------------------------------------------------------

     (4) Date Filed:
--------------------------------------------------------------------------------

                                 ISLANDS BANCORP
                              2348 Boundary Street
                         Beaufort, South Carolina  29902
                                 (843) 521-1968


                                 March 24, 2006


Dear Shareholder:

     You are cordially invited to attend our annual meeting of shareholders, which will be held at the lobby of Islands Community Bank, N.A., 2348 Boundary Street, Beaufort, South Carolina, on April 25, 2006 at 6:00 p.m. We sincerely hope that you will be able to attend the meeting, and we look forward to seeing you.

     The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations for the year ended December 31, 2005 as well as our plans for the future.

     To ensure the greatest number of shareholders will be present either in person or by proxy, we ask that you mark, date, and sign the enclosed proxy card, and return it to us in the envelope provided as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and vote in person. You may revoke your proxy at any time before it is voted.


                                        Sincerely,

                                        /s/ John R. Perrill
                                        John R. Perrill
                                        Acting Chief Executive Officer

                                        /s/ D. Martin Goodman
                                        D. Martin Goodman
                                        Chairman of the Board of Directors

                                 ISLANDS BANCORP
                              2348 Boundary Street
                         Beaufort, South Carolina  29902
                                 (843) 521-1968


                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 25, 2006


     The annual meeting of shareholders of Islands Bancorp will be held on Tuesday, April 25, 2006 at 6:00 p.m. at the lobby of Islands Community Bank, N.A., 2348 Boundary Street, Beaufort, South Carolina, for the following purposes:

     (1) to elect four (4) persons to serve as Class I Directors for a three-year term expiring in 2009; and

     (2) to transact any other business as may properly come before the meeting or any adjournments of the meeting.

     The Board of Directors has set the close of business on March 13, 2006, as the record date for determining the shareholders who are entitled to notice of and to vote at the meeting.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend the meeting, we ask that you mark, date, sign, and return the enclosed proxy card as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.


                                        By Order of the Board of Directors,

                                        /s/ John R. Perrill
                                        John R. Perrill
                                        Acting Chief Executive Officer

                                        /s/ D. Martin Goodman
                                        D. Martin Goodman
                                        Chairman of the Board of Directors


March 24, 2006

                                 ISLANDS BANCORP
                              2348 Boundary Street
                         Beaufort, South Carolina  29902
                                 (843) 521-1968

          ------------------------------------------------------------

                     PROXY STATEMENT FOR 2006 ANNUAL MEETING

          ------------------------------------------------------------


                                  INTRODUCTION

TIME AND PLACE OF THE MEETING

     Our Board of Directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Tuesday, April 25, 2006 at 6:00 p.m. at the lobby of Islands Community Bank, N.A., 2348 Boundary Street, Beaufort, South Carolina, and at any adjournments of the meeting.

RECORD DATE AND MAILING DATE

     The close of business on March 13, 2006 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 24, 2006.

NUMBER OF SHARES OUTSTANDING

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, no par value, authorized, of which 740,260 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.

                          VOTING AT THE ANNUAL MEETING

PROPOSAL TO BE CONSIDERED

     Shareholders will be asked to consider the election of four persons to serve as Class I Directors of the Company for a three-year term expiring in 2009. The persons nominated to serve as Class I Directors, as well as the continuing Class II and Class III Directors, are described beginning on page 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL.

PROCEDURES FOR VOTING BY PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the director nominees and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy may be voted for a substitute nominee selected by the Board of Directors.

     You can revoke your proxy at any time before it is voted by delivering to John R. Perrill, Acting Chief Executive Officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock entitled to vote at the meeting is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the Board of Directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. There are no other nominees.

     ABSTENTIONS. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Except as otherwise required by the South Carolina Business Corporation Act of 1988, approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of the votes cast in person or by proxy on the matter. Abstentions and broker non-votes will not be counted in determining the minimum number of votes required for approval of such matters.

PROXY SOLICITATION

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                        PROPOSAL:  ELECTION OF DIRECTORS

     The Company's Board of Directors consists of 13 members and is divided into three classes. Each class of directors serves a staggered three-year term. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of the director's successor.

     The Board of Directors has nominated each of the Class I Directors listed below to stand for re-election at the annual meeting. If elected, each of the Class I Directors will serve a three-year term expiring in 2009.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS ELECT THE PERSONS IDENTIFIED BELOW AS DIRECTOR NOMINEES TO SERVE AS CLASS I DIRECTORS FOR THE TERM INDICATED BELOW.

     The following table shows for each nominee and continuing director: (a) his/her name and age at December 31, 2005; (b) how long he/she has been a director of the Company; and (c) his/her position(s) with the Company, other than as a director, and principal occupation and business experience for the past five years. Each of the Company directors and director nominees listed below are also directors of Islands Community Bank, N.A., except for Mr. Ferguson.

                                     DIRECTOR  POSITION WITH THE COMPANY
NAME (AGE)                            SINCE    AND BUSINESS EXPERIENCE
-----------------------------------  --------  ----------------------------------------------------------------
CLASS I DIRECTOR NOMINEES:
(For Three-Year Term Expiring 2009)

Louis O. Dore (60)                       1999  Attorney and Managing Partner, Dore Law Firm, P.A.,
                                               Beaufort, South Carolina.

Martha B. Fender (60)                    1999  Vice Chairman of Islands Bancorp; President and Owner of
                                               Coastal Carolina Realty, Inc.; Beaufort, South Carolina (real estate sales).

D. Martin Goodman (59)                   1999  Chairman of the Board of Islands Bancorp; Area Manager of the
                                               University of South Carolina Small Business Development
                                               Center in Beaufort, South Carolina; Co-owner, with his wife, of
                                               Ollie's Seafood Restaurant in Beaufort, South Carolina.

Jimmy Lee Mullins, Sr. (53)              2004  President and Chief Executive Officer of Mullins Trucking
                                               Company, Inc., Beaufort, South Carolina.

CLASS II CONTINUING DIRECTORS:
(Term Expiring 2007)

Paul M. Dunnavant, III (41)              1999  Treasurer of Islands Bancorp; Chief Financial Officer of Holmes
                                               Timber, Inc. and Atlantic Coast Homes, Inc. from November
                                               2002 to present, Batesburg, South Carolina; Chief Financial
                                               Officer and Treasurer of Amick Farms, Inc. from August 1993 to May 2002, Batesburg, South Carolina (integrated poultry processing); Manager of Beaufort Properties, LLC from August
                                               1993 to October 2002; Manager of Waterside Properties, LLC
                                               from August 1993 to October 2002.


                                        3

                                     DIRECTOR  POSITION WITH THE COMPANY
NAME (AGE)                            SINCE    AND BUSINESS EXPERIENCE
-----------------------------------  --------  ----------------------------------------------------------------

Daryl A. Ferguson (67)                   2002  Retired 2005 as Co-Chairman of Hungarian Telephone
                                               Company, Budapest, Hungary and Stamford, Connecticut
                                               (telecommunications); served as President and Chief Operating
                                               Officer of Citizens Utilities in Stamford, Connecticut from 1990 to 2000; CEO of Electric Lightware from 1992 to 2000.

Stancel E. Kirkland, Sr. (65)            2002  Managing Member of Bull Point Plantation, Seabrook, South
                                               Carolina (developer of residential communities); Attorney,
                                               Kirkland Law Firm, Beaufort, South Carolina,  Kirkland &
                                               Taylor Realty & Development - Licensed Real Estate Broker,
                                               South Carolina.

Edward J. McNeil, Jr. (51)               1999  Secretary of Islands Bancorp; President of Internal Medicine
                                               Healthcare, P.A.; practicing physician with Internal Medicine
                                               Health Care in Beaufort from January 1997 to December 1997 and from October 1999 to present.

Frances K. Nicholson (51)                1999  Managing Partner of Nicholson Investments LLC (real estate leasing and securities portfolio company); Managing Partner of
                                               Big Nickel Properties, LLC, South Carolina Licensed Realtor.

CLASS III CONTINUING DIRECTORS:
(Term Expiring 2008)

Carl E. Lipscomb (67)                    2002  Realtor, Hilton Head Luxury Homes since January 2006;
                                               President and Chief Executive Officer of Lipscomb
                                               Construction, Hilton Head, South Carolina (custom home
                                               construction in the Beaufort County area) from 1981 to 2001;
                                               Realtor, Kiser & Assoc. from 2003 to 2005.

Dr. Narayan Shenoy (67)                  2002  Anesthesiologist; Partner in Critical Health Systems, Inc.,
                                               Columbia, South Carolina.

J. Frank Ward (59)                       1999  Realtor with SCN Realty since September 2004 to present.
                                               Realtor with Coastal Carolina Realty from March 2002 to
                                               September 2004; Sales Coordinator and Realtor, Renaissance
                                               Marketing, LLC, Beaufort, South Carolina from February 1998 to March 2002.

Bruce K. Wyles (51)                      1999  Dentist, sole proprietorship, Beaufort, South Carolina; Partner,
                                               B.K.W. Squared.

MEETINGS AND COMMITTEES OF THE BOARD

     During the year ended December 31, 2005, the Board of Directors of the Company held seven meetings and the Board of Directors of the Bank held 13 meetings. Each of the incumbent directors attended at least 75% of the total number of meetings of the Company's and the Bank's Boards of Directors and the committees on which he or she serves, except Mr. Ferguson, who attended 71% of the meetings of the Company's Board of Directors and the committees on which he serves.

     Although the Company does not have a formal policy regarding its directors' attendance at the annual meeting of shareholders, all directors are expected to attend the meeting. All of the Company's 13 directors attended the 2005 annual meeting of shareholders, except Messrs. Lipscomb and Ferguson.

     NOMINATING COMMITTEE.   The Company does not have a standing nominating
committee and has not adopted a nominating committee charter. Rather, the full Board of Directors participates in the consideration of director nominees. All of the Company's directors are independent directors under the National Association of Securities Dealers' definition of "independent director." Since the Company is a small business issuer and all of its directors are independent, the Company believes a standing nominating committee is not necessary. See "Director Nominations and Shareholder Communications" on page 11.

     STOCK INCENTIVE COMMITTEE. The Board of Directors has established a Stock Incentive Committee for the purpose of administering the Islands Bancorp 2002 Stock Incentive Plan. The Stock Incentive Committee members are Stancel E. Kirkland, Sr. and Paul M. Dunnavant, III. The Stock Incentive Committee held two meetings during the year ended December 31, 2005.

     HUMAN RESOURCES COMMITTEE. The Boards of Directors of the Company and the Bank have established a joint Human Resources Committee which recommends executive officer compensation to the full Board for approval and reviews: (a) management recommendations regarding other officer compensation; (b) management organization and development; and (c) significant employee benefit programs. The Human Resources Committee members are Edward J. McNeil, Jr. (Chairman), Louis O. Dore, Martha B. Fender, Frances K. Nicholson and J. Frank Ward. The Human Resources Committee held two meetings during 2005.

     AUDIT COMMITTEE. The Boards of Directors of the Company and the Bank have established a joint Audit Committee which reviews the annual report and internal audit report of the independent public accountants. The Boards of Directors have not adopted a written audit committee charter. The joint Audit Committee held four meetings during the year ended December 31, 2005.

     The joint Audit Committee members are: Louis O. Dore (Chairman), Paul M. Dunnavant, III, Stancel E. Kirkland, Sr., Edward J. McNeil, Jr. and Jimmy Lee Mullins, Sr. All of these members are independent directors under the National Association of Securities Dealers' definition of "independent director." Mr. Dunnavant meets the criteria specified under applicable Securities and Exchange Commission regulations for an "audit committee financial expert," and the Board believes that all of the other members have the financial knowledge, business experience and independent judgment necessary for service on the Audit Committee.

                             AUDIT COMMITTEE REPORT

     The Audit Committee reports as follows with respect to the audit of the Company's 2005 audited consolidated financial statements.

     - The Audit Committee has reviewed and discussed the Company's 2005 audited consolidated financial statements with the Company's management;

     - The Audit Committee has discussed with the independent auditors Frances & Company CPAs, the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     - The Audit Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company; and

     - Based on review and discussions of the Company's 2005 audited consolidated financial statements with management and discussions with the independent auditors, as described above, the Audit Committee recommended to the Board of Directors that the Company's 2005 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.

     February 21, 2006            By:   Louis O. Dore (Chairman)
                                        Paul M. Dunnavant, III
                                        Stancel E. Kirkland, Sr.
                                        Edward J. McNeil, Jr.
                                        Jimmy Lee Mullins, Sr.

                               EXECUTIVE OFFICERS

     The following table shows for each executive officer of the Company: (a) his/her name and age at December 31, 2005; (b) how long he/she has been an officer of the Company; and (c) his/her position(s) with the Company and the
Bank:

NAME (AGE)            OFFICER SINCE        POSITION WITH THE COMPANY AND THE BANK
--------------------  -------------  ---------------------------------------------------
Carol J. Nelson (48)       2005      Chief Financial Officer of Islands Bancorp and
                                     Islands Community Bank, N.A. since December
                                     2005; Senior Vice President and Chief Financial
                                     Officer of The Buckhead Community Bank,
                                     Atlanta, Georgia from September 2002 to April
                                     2005; Owner, Financial Management Resources
                                     Group LLC (which provided consulting services to
                                     financial institutions), Atlanta, Georgia from 1999
                                     to 2002.

John R. Perrill (58)       2001      Acting Chief Executive Officer of Islands Bancorp
                                     and Islands Community Bank, N.A. since
                                     November 2005; Senior Vice President and Senior
                                     Lender of Islands Bancorp and Islands Community
                                     Bank, N.A. from May 2001 to December 2005;
                                     Prior to May 2001, Vice President (lender),
                                     Wachovia Bank, N.A., Beaufort, South Carolina.

                                  COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The following table presents the total compensation paid by the Company during fiscal years 2005, 2004 and 2003 to its chief executive officer. No other executive officer of the Company earned over $100,000 in salary and bonus during fiscal years 2005, 2004 and 2003.

                                                   SUMMARY COMPENSATION TABLE

                                                 Annual Compensation                          Long-Term Compensation Awards
                               -------------------------------------------------------------------------------------------------
                                                                                             Number of
                                 Compensation          Salary              Bonus             Securities          All Other
                                     Year               ($)                 ($)          Underlying Options   Compensation (1)
                               ----------------  ------------------  ------------------  ------------------  ------------------
John R. Perrill,                     2005        $          114,258  $           20,000                  --  $            3,239
  Acting Chief Executive             2004        $           99,717  $            5,000                  --  $            2,992
  Officer                            2003        $           93,960  $            2,500                  --  $            2,879

William B. Gossett,                  2005        $          148,554                  --                  --  $            4,457
  Former President and Chief         2004        $          155,341  $           10,000                  --  $            4,661
  Executive Officer                  2003        $          143,000  $           10,000                  --  $            4,590
  (2001 through Nov. 2005)

----------------------------------
(1)     Represents matching contributions to the named executive's 401(k) plan.

     We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under the Securities and Exchange Commission's regulations.

STOCK OPTION GRANTS IN FISCAL 2005

     The Company granted no stock options during fiscal 2005 to its named executive officers. The Company has no outstanding stock appreciation rights and granted no stock appreciation rights during fiscal year 2005.

FISCAL YEAR-END OPTION VALUES

                    Number of Securities        Value of Unexercised
                  Underlying Unexercised       In-the-Money Options at
                          Options                December 31, 2005
NAME             Exercisable  Unexercisable  Exercisable   Unexercisable
---------------  -----------  -------------  ------------  -------------
John R. Perrill        4,500             --  $      4,500             --

     Because no public market exists for our common stock, we calculated the in-the-money value of unexercised options at fiscal year end based on the per-share sales price of our common stock as of the date closest to December 31, 2005 as possible. Based on information known to us, this sale occurred on December 8, 2005, at a sales price of $11.00 per share.

     EMPLOYMENT AGREEMENT. On July 27, 1999, the Company entered into an employment agreement with William B. Gossett regarding his employment as president and chief executive officer of the Company and the Bank. The initial term of the agreement was five years. The agreement automatically renewed for additional two-year terms unless either party notified the other party of its intent not to renew at least 180 days prior to the end of the then-current term. On August 16, 2005, the Company notified Mr. Gossett of its intent not to renew the agreement for an additional term. Accordingly, the agreement was due to terminate on July 26, 2006. On November 15, 2005, however, the Company terminated for cause Mr. Gossett's employment as the Company's president and chief executive officer.

     Under the agreement, during 2005 Mr. Gossett received $148,554 in salary and was provided with an automobile, life insurance and reimbursement for automobile expenses, club dues and business expenses. He also participated in the Bank's retirement, medical and other benefit programs.

     Pursuant to Mr. Gossett's employment agreement, in 2002 he was granted an option to purchase 19,581 shares of the Company's common stock at a purchase price of $10.00 per share. Under the terms of the option award, the option, which was fully vested, terminated on November 15, 2005 upon the Company's termination of Mr. Gossett's employment for cause.

     The employment agreement with Mr. Gossett also provides that for a period expiring one year after termination of his employment for any reason other than without cause Mr. Gossett will not compete, directly or indirectly, with the Company or the Bank, or any of their subsidiaries, or have more than a 2% passive investment in any financial institution that maintains an office or branch within 25 miles of each location where the Company or the Bank maintains an office or branch at any time during Mr. Gossett's employment under the agreement. The agreement also provides that for a period expiring one year after termination of his employment for any reason Mr. Gossett will not solicit employees of the Company or the Bank for employment and will not solicit customers of the Bank to any other financial institution.

COMPENSATION OF DIRECTORS

     Neither the Company nor the Bank will compensate their directors until the Company and the Bank have recovered all of their losses. Thereafter, the Company and the Bank will adopt director compensation policies that conform to applicable law.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of the Company's common stock beneficially owned as of the record date by (a) each director and executive officer of the Company; (b) all executive officers and directors, as a group; and (c) each person known by the Company to be the beneficial owner of more than 5% of the Company's common stock. Except as indicated below, the Company believes that each person is the record owner and has sole voting and investment power with respect to his or her shares. Additionally, the address of each of the directors and executive officers listed below is 2348 Boundary Street, Beaufort, South Carolina 29902.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts set forth in the rules promulgated under the Securities Exchange Act. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of a security, or "investment power," which includes the power to dispose or to direct the disposition of a security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the date of this report. Except as otherwise indicated, each person is the sole beneficial owner of the shares listed.

                                      NUMBER OF SHARES
                                         SUBJECT TO
                           NUMBER OF  OPTIONS/WARRANTS  AGGREGATE  PERCENT
NAME OF                     SHARES      EXERCISABLE     NUMBER OF    OF
BENEFICIAL OWNER             HELD      WITHIN 60 DAYS    SHARES     CLASS     NATURE OF BENEFICIAL OWNERSHIP
-------------------------  ---------  ----------------  ---------  -------  -----------------------------------
DIRECTORS:

  Louis O. Dore               11,050            11,005     22,055      2.9

  Paul M. Dunnavant, III      12,100            12,051     24,151      3.2

  Martha B. Fender            20,059                --     20,059      2.7

  Daryl A. Ferguson           20,000            19,919     39,919      5.3

  D. Martin Goodman           11,250            11,204     22,454      3.0  Includes 11,050 shares held jointly
                                                                            with Mr. Goodman's spouse and
                                                                            200 shares held jointly with his
                                                                            children.

  Stancel E. Kirkland, Sr.    30,000             9,919     39,919      5.3  Includes 4,000 shares held jointly
                                                                            with Mr. Kirkland's spouse.

  Carl E. Lipscomb            43,439                --     43,439      5.9  Includes 19,200 shares held jointly
                                                                            with Mr. Lipscomb's spouse and
                                                                            600 shares held in an IRA for Mr.
                                                                            Lipscomb's spouse.

  Edward J. McNeil, Jr.       11,050            11,005     22,055      2.9

  Jimmy Lee Mullins, Sr.      20,000            13,279     33,279      4.4

  Frances K. Nicholson        12,350            12,300     24,650      3.3

  Narayan Shenoy              30,100            10,019     40,119      5.4

  J. Frank Ward               18,770             3,724     22,494      3.0

  Bruce K. Wyles              11,450            11,404     22,854      3.0  Includes 400 shares held jointly
                                                                            with Mr. Wyles' children.

EXECUTIVE OFFICERS:

  Carol J. Nelson                  -             5,000      5,000      0.7

  John R. Perrill              1,200             4,500      5,700      0.8

ALL DIRECTORS AND            252,818           135,329    388,147     44.3
EXECUTIVE OFFICERS AS A
GROUP (15 PERSONS)


GREATER THAN 5%
BENEFICIAL OWNERS:

  Bill L. Amick               50,000                 -     50,000      6.8  Includes 25,000 shares held by
  P.O. Box 2309                                                             Amick Farms
  Batesburg-Leesville, SC
  29070

  William B. Gossett          60,377                 -     60,377      8.1  Includes 27,550 shares held jointly
  711 Ribaut Road                                                           with Mr. Gossett's spouse.
  Beaufort, SC
  29902

                     RELATIONSHIPS AND RELATED TRANSACTIONS

     From time to time our directors, officers and their affiliates, including members of their families or businesses and other organizations with which they are associated, may have banking transactions in the ordinary course of business with the Bank. The Bank's policy is that any loans or other transactions with those persons or entities (a) are made in accordance with applicable law and the Bank's lending policies, (b) are made on substantially the same terms, including price, interest rates and collateral, as those prevailing at the time for comparable transactions with other unrelated parties of similar standing, and (c) do not involve more than the normal risk of collectibility or present other unfavorable features to the Company and the Bank. In addition, all future transactions with our directors, officers and their affiliates are intended to be on terms no less favorable than could be obtained from an unaffiliated third party, and must be approved by a majority of our directors, including a majority of the directors who do not have an interest in the transaction.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the fiscal year ended December 31, 2005, Section 16(a) of the Securities Exchange Act of 1934 required the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of a copy of these reports furnished to the Company, during the fiscal year ended December 31, 2005, all of our directors and executive officers, who are listed above, complied with all applicable Section 16(a) filing requirements, except Ms. Nelson and Messrs. Mullins and Perrill, who each filed late a report of their initial ownership of the Company's securities. Ms. Nelson also filed late a report of change in ownership related to a stock option award.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     On December 14, 2005, the Company engaged Elliott Davis, LLC to serve as its principal accountant for the fiscal year ending December 31, 2006 and dismissed Francis & Company CPAs as the Company's principal accountant pending the completion of Francis & Company's audit of the Company's consolidated financial statements for the fiscal year ending December 31, 2005. The decision to change independent public accountants was made by the Audit Committee of the Company's Board of Directors.

     Francis & Company performed audits of the consolidated financial statements for the years ended December 31, 2005 and 2004. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two years ended December 31, 2005, there have been no disagreements between the Company and Francis & Company on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Francis & Company to make reference to the subject matter of such disagreements in connection with its report. None of the "reportable events" described in Item 304(a)(1)(iv)(B) of Regulation S-B of the SEC's rules and regulations have occurred during the two years ended December 31, 2005.

     A representative of Francis & Company is expected to be present at the meeting and will be given the opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions from shareholders.

     The following table sets forth the fees billed to the Company for the years ended December 31, 2005 and 2004 by Francis & Company:

                                             2005         2004
                                          -----------  ----------
          Audit fees                      $    37,400      33,400
          Audit-related fees                       --          --
          Tax fees                              2,900       2,700
          All other fees                           --         500
                                          -----------  ----------
              Total Fees                  $    40,300      36,600
                                          ===========  ==========

AUDIT FEES

     Audit fees represent fees billed by Francis & Company for professional services rendered in connection with the (1) audit of the Company's annual financial statements for 2005 and 2004, and (2) review of the financial statements included in the Company's quarterly filings on Form 10-QSB and annual filings on Form 10-KSB.

AUDIT-RELATED FEES

     Audit-related fees represent fees for professional services rendered for assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements and not included in "Audit Fees" above. There were no audit-related fees in 2005 or 2004.

TAX FEES

     Tax fees represent the aggregate fees billed in each of the last two fiscal years for professional services rendered by Francis & Company for tax compliance, tax advice, and tax planning.

ALL OTHER FEES

     In 2004, Francis & Company attended the Company's strategic planning session, for which it was paid $500. The Company was not billed any other fees during 2005.

     The fees billed by Francis & Company are pre-approved by the Audit Committee of the Company in accordance with the policies and procedures for the audit committee. The Audit Committee pre-approves all audit and non-audit services provided by the Company's independent auditors and may not engage the independent auditors to perform any prohibited non-audit services. For 2005, 100% of the fees incurred were pre-approved.

               DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

     DIRECTOR NOMINATIONS.   The full Board of Directors of the Company
participates in the consideration of director nominees. The Board has not adopted a formal policy or process for identifying or evaluating nominees, but informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers and shareholders of the Bank, and professionals in the financial services and other industries. Similarly, the Board does not prescribe any specific qualifications or skills that a nominee must possess, although it considers the potential nominee's business experience; knowledge of the Company and the financial services industry; experience in serving as a director of the Company or another financial institution or public company generally; wisdom, integrity and analytical ability; familiarity with and participation in the communities served by the Company; commitment to and availability for service as a director; and any other factors the Board deems relevant.

     In accordance with the Company's bylaws, a shareholder may nominate persons for election as directors if written notice of the shareholders intent to make a director nomination is given by personal delivery or U.S. mail, postage prepaid, to the Secretary of the Company not later than (1) 90 days in advance of the date of the annual meeting of shareholders or (2) the close of business on the seventh day following the date on which notice of a special meeting for the purpose of electing directors is first given to shareholders. The notice must set forth:

     (1) the name, business and residence address of the shareholder who intends to make the nomination and the person or persons to be nominated;

     (2) the class and number of shares of the Company beneficially owned by the shareholder and whether the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

     (3) a description of all arrangements or understandings between the shareholder and each nominee and any other person pursuant to which the nomination is to be made;

     (4) the information that would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors of the Company; and

     (5) the consent of the nominee to serve as a director of the Company if elected.

     The chairman of a shareholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. Additionally, the chairman of the meeting, for good cause shown and with proper regard for the orderly conduct of business at the meeting, may waive in whole or in part the foregoing notice requirements.

     SHAREHOLDER PROPOSALS. In accordance with the Company's bylaws, a shareholder may bring business (other than the nomination of directors) before the Company's annual meeting of shareholders if the shareholder gives notice of the proposal by personal delivery or U.S. mail, postage prepaid, return receipt requested, to the Secretary of the Company not later than 90 days in advance of the annual meeting. The notice must set forth for each matter the shareholder proposes to bring before the annual meeting:

     (1) a description of the business desired to be brought before the annual meeting (including the specific proposal to be presented) and the reasons for conducting such business at the annual meeting;

     (2) the name and record address of the shareholder proposing such business;

     (3) the class and number of shares of the Company held of record and beneficially by the shareholder making the proposal as of a date within ten days of the shareholder's notice; and

     (4)  any interest of the shareholder in such business.

     In accordance with the Company's bylaws, the chairman of the annual meeting may declare that any business which a shareholder attempts to bring before the annual meeting, other than in compliance with the foregoing notice requirements, is improperly brought before the meeting and therefore will not be transacted. Additionally, the chairman of the annual meeting, for good cause shown and with proper regard for the orderly conduct of business at the meeting, may waive in whole or in part the foregoing notice requirements.

     In order for a shareholder proposal to be considered at the 2006 annual meeting, notice of the proposal was required to be delivered to the Secretary of the Company on or before January 28, 2006.

     To be included in the Company's 2007 proxy statement, shareholder proposals submitted for consideration at the 2007 annual meeting of shareholders must be received by the Company no later than November 27, 2006. We anticipate that our 2007 annual meeting will be held no earlier than April 24, 2007. Therefore, the deadline for submitting a shareholder proposal for consideration at the 2007 annual meeting, other than by inclusion in the 2007 proxy statement, should be no earlier than January 25, 2007. The exact date of the deadline, however, will depend on the date set for the 2007 annual meeting. Proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any proposal contained in a notice received after February 8, 2007 and before the shareholder proposal notice deadline provided in the Company's bylaws. SEC Rule 14a-8 provides additional information regarding the content and procedure applicable to the submission of shareholder proposals to be included in the Company's 2007 proxy statement.

     SHAREHOLDER COMMUNICATIONS.    Shareholders wishing to communicate with the
Board of Directors or with a particular director may do so in writing addressed to the Board, or to the particular director, and by sending it to the Secretary of the Company at the Company's principal office at 2348 Boundary Street, Beaufort, South Carolina 29902. The Secretary will promptly forward such communications to the applicable director or to the Chairman of the Board for consideration at the next scheduled meeting.

                                  OTHER MATTERS

     The Board of Directors of the Company knows of no other matters that may be brought before the meeting other than a shareholder proposal properly omitted from this proxy statement pursuant to SEC Rule 14a-8. If the omitted proposal or any matters other than those described in the Notice of Annual Meeting of Shareholders should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

March 24, 2006

                                 ISLANDS BANCORP
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, APRIL 25, 2006


     The  undersigned hereby constitutes and appoints D. Martin Goodman and John
R. Perrill, or either of them, as proxies, each with full power of substitution, to vote as designated below the number of shares of common stock of Islands Bancorp that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the lobby of Islands Community Bank, N.A., 2348 Boundary Street, Beaufort, South Carolina on Tuesday, April 25, 2006 at 6:00 p.m. and at any adjournments of the annual meeting, upon the proposal described in the accompanying notice of the annual meeting and the proxy statement relating to the annual meeting, receipt of which are hereby acknowledged.


  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.


PROPOSAL:     To elect the four  (4)  persons  listed  below to serve as Class I
              Directors of Islands Bancorp for a three-year term expiring at the 2009 annual meeting:

                 CLASS I DIRECTORS:    LOUIS O. DORE      D. MARTIN GOODMAN
                                       MARTHA B. FENDER   JIMMY LEE MULLINS, SR.

              [ ]  FOR all nominees listed    [ ]  WITHHOLD authority to vote
                   above (except as nominees       for all listed above
                   indicated below)

INSTRUCTION:   To withhold authority for any individual nominees, mark "FOR"
               above, and write the nominees' names in this space.

               ------------------------------------------------------------

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

     If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        ----------------------------------------
                                        Signature of Shareholder            Date

                                        ----------------------------------------
                                        Signature of Shareholder            Date

                                        ----------------------------------------
                                        Print Name(s) of Shareholder(s)

     Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

     I WILL            WILL NOT          ATTEND THE ANNUAL SHAREHOLDERS MEETING.
            --------            --------

                     PLEASE RETURN PROXY AS SOON AS POSSIBLE
                     ---------------------------------------